BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Shield® Level II 3-Year Annuity

Brighthouse Shield® Level II 6-Year Annuity

Supplement dated September 14, 2026

To

Prospectuses dated April 27, 2026

This supplement describes certain changes to Appendix H: Financial Intermediary Variations for the

prospectuses referenced above. If you would like another copy of your prospectus, you may obtain one by visiting https://www.brighthousefinancial.com/resources/product-performance/ or calling us at (888)

243-1932. You may also access the Securities and Exchange Commission’s website at http://sec.gov for a copy of your prospectus.

In Appendix H: Financial Intermediary Variations, the financial intermediary variation for Citigroup Global

Markets, Inc. is deleted.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE